UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 2, 2017
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 2.02 Results of Operations and Financial Condition.
On August 2, 2017, Nu Skin Enterprises, Inc. (the "Company") issued a press release announcing its financial results for the three- and six-month periods ended June 30, 2017, and certain other information.  A copy of the Company's press release is attached as Exhibit 99.1 to this report and incorporated by reference.
The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
The press release furnished herewith in Exhibit 99.1 may contain non-GAAP financial measures. Management believes non-GAAP financial measures assist management and investors in evaluating and comparing period-to-period results and projections in a more meaningful and consistent manner.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibit.
99.1	Nu Skin Enterprises' press release dated August 2, 2017, regarding financial results for the three- and six-month periods ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NU SKIN ENTERPRISES, INC.
 (Registrant)

/s/ Mark H. Lawrence
Mark H. Lawrence
 Chief Financial Officer

Date:  August 2, 2017